                                                                       EXHIBIT B

                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, the undersigned officers of Fortress Investment Trust II (the "Company"), hereby certify, to the best of their knowledge, that the Company's Report on Form N-CSR for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 8, 2005


/s/ Wesley R. Edens
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Name: Wesley R. Edens
Title: Chief Executive Officer


/s/ Jeffrey Rosenthal
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Name: Jeffrey Rosenthal
Title: Chief Financial Officer